PREFERRED INCOME OPPORTUNITY FUND INCORPORATED


Dear Shareholder:

     The financial markets presented investors with myriad opportunities to make or lose money during the Preferred Income Opportunity Fund's recently completed fiscal year. The Fund by and large managed to avoid both and ended up producing a rather ho-hum total return of 0.6% on net asset value ("NAV"). The market thought more highly of the Fund's performance; during the same period, the total return on market price was 12.6% as the Fund went from trading at a slight discount from NAV to a significant premium.

     Selecting the appropriate yardsticks to evaluate the Fund's performance on NAV is a challenging task. Investment returns on preferred securities generally do not correlate well with returns on other broad asset classes. (This is, incidentally, one very good reason to include preferred securities in any diversified investment portfolio!) As the table below demonstrates, over the course of the Fund's fiscal year, high quality investments (U.S. Treasuries) performed well, while deeply subordinated securities (common stocks) or investments of lower quality ("High Yield" or junk bonds) fared poorly.

--------------------------------------------------------------------------------
                   TOTAL RETURNS ON NET ASSET VALUE, INCLUDING
                       REINVESTMENT OF INCOME RECEIVED(1)
                                                          TWELVE MONTHS ENDED
                                                           NOVEMBER 30, 2002
                                                          -------------------
      Preferred Income Opportunity Fund ..............           +0.6%
      Lipper US Govt. Funds ..........................           +8.8%
      Lipper Corp Debt BBB Rated Funds ...............           +3.6%
      Lipper High Yield Funds ........................           -6.1%
      S&P 500 Index ..................................          -16.5%

----------------
(1) Source - Lipper Inc.
--------------------------------------------------------------------------------

     When U.S. Government Securities substantially outperform other market segments, as they did last year, one would expect a leveraged portfolio of preferred securities employing a U.S. Treasury based hedge, such as the Fund, to be down significantly. When viewed against this backdrop, the return on the Fund looks much more respectable. Over the long term, the results continue to be excellent, as total returns on the Fund's NAV since its February 1992 inception were 9.3% compounded annually.

     Both traditional preferred stocks (those eligible for the dividends received deduction - "DRD") and hybrid, or fully-taxable, preferred securities underperformed the Treasury market in fiscal year ended November 30, 2002. This result is typical during periods of weakening corporate balance sheets and credit rating downgrades, as investors demand larger premiums to purchase securities with a credit risk component. The Fund's performance has held up in this environment for several reasons. The first is our emphasis on intensive credit research. Although not perfect, our research has helped us avoid most of the credit problems which have impacted the preferred market, and we have also uncovered several undervalued issues. Next is the Fund's ability to alter the portfolio allocation among the different types of preferred securities when market relationships warrant such a move (as was the case in 2002). Finally there is the hedging strategy. By purchasing put options on U.S. Treasury Bond futures, the Fund's loss on its hedge position is limited to the amount paid for the options.

     The Fund owns securities in two struggling companies which were forced to file for bankruptcy during the year. Conseco, Inc. and Farmland Industries, Inc. represented our losses due to defaults. These two investments combined to lower the total return on the Fund by about 0.8% in fiscal year ended November 30, 2002 and are now carried on the Fund's balance sheet at very reduced values. We continue to hold both securities in the hope, especially in Farmland's case, of meaningful recovery as the bankruptcy proceedings evolve.

     Despite the 5:1 disparity between credit rating downgrades and upgrades across corporate America, the average credit quality in the Fund's portfolio has declined only slightly since the end of the prior year. Having strategically lowered our exposure to the utility industry over the past several years, we avoided much of the downgrade pain following the collapse of Enron. We are gratified that the utility industry is now taking actions to shore-up balance sheets, streamline operations, and extricate itself from non-core investments. Thus, despite the downward trend in credit ratings, we are cautiously optimistic that we are seeing a positive turnaround in the true credit strength of this sector.

     The Fund continues to reap the benefits of low short-term interest rates. The dividend rates paid by the Fund on its Money Market Preferred(TRADE MARK) Stock were between 1.5% and 2% during 2002.

     The combination of low cost MMP(TRADE MARK) and respectable returns on our preferreds enabled the Fund to increase the monthly dividend 7.4% this past June, from $0.068 to $0.073 per share of common stock. More good news came in December, when the Board of Directors declared an extra cash dividend of $0.107 per share.

     The following graph updates the history of the Fund's dividend income to reflect the December distribution. The strategies employed by the Fund continue to work very effectively. Income available to shareholders (the solid line) has not been adversely impacted by declines in long term interest rates as measured by U.S. Treasury Bonds (the dotted line).

           PREFERRED INCOME OPPORTUNITY FUND MONTHLY DIVIDEND INCOME
         On a 1,000 Share ($12,500) Initial Investment through 12/31/02

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

        MONTHLY     30-YEAR
        DIVIDEND    TREASURY
DATE     INCOME      YIELD

JAN-92               7.76%
FEB-92               7.79%
MAR-92               7.96%
APR-92               8.03%
MAY-92   $82.50      7.84%
JUN-92   $82.50      7.78%
JUL-92   $82.50      7.46%
AUG-92   $82.50      7.41%
SEP-92   $82.50      7.38%
OCT-92   $82.50      7.62%
NOV-92   $82.50      7.60%
DEC-92   $82.50      7.39%
JAN-93   $83.14      7.19%
FEB-93   $83.14      6.90%
MAR-93   $83.14      6.92%
APR-93   $83.14      6.93%
MAY-93   $83.14      6.98%
JUN-93   $83.14      6.67%
JUL-93   $83.14      6.56%
AUG-93   $83.14      6.09%
SEP-93   $83.14      6.02%
OCT-93   $83.14      5.97%
NOV-93   $83.14      6.30%
DEC-93   $83.14      6.35%
JAN-94   $79.87      6.24%
FEB-94   $79.87      6.66%
MAR-94   $79.87      7.09%
APR-94   $79.87      7.30%
MAY-94   $85.89      7.43%
JUN-94   $85.89      7.61%
JUL-94   $85.89      7.39%
AUG-94   $85.89      7.48%
SEP-94   $85.89      7.82%
OCT-94   $85.89      7.96%
NOV-94   $89.17      7.94%
DEC-94   $89.17      7.88%
JAN-95   $88.36      7.73%
FEB-95   $88.36      7.55%
MAR-95   $88.36      7.43%
APR-95   $88.36      7.33%
MAY-95   $88.36      6.63%
JUN-95   $83.83      6.54%
JUL-95   $83.83      6.90%
AUG-95   $83.83      6.61%
SEP-95   $83.83      6.50%
OCT-95   $83.83      6.36%
NOV-95   $83.83      6.08%
DEC-95   $78.73      5.95%
JAN-96   $78.73      6.05%
FEB-96   $78.73      6.36%
MAR-96   $78.73      6.67%
APR-96   $78.73      6.83%
MAY-96   $83.83      7.00%
JUN-96   $83.83      6.95%
JUL-96   $83.83      7.01%
AUG-96   $83.83      7.12%
SEP-96   $83.83      6.90%
OCT-96   $83.83      6.81%
NOV-96   $83.83      6.51%
DEC-96   $83.83      6.60%
JAN-97   $84.06      6.79%
FEB-97   $84.06      6.80%
MAR-97   $84.06      7.09%
APR-97   $84.06      6.89%
MAY-97   $84.06      6.98%
JUN-97   $84.06      6.74%
JUL-97   $84.06      6.45%
AUG-97   $84.06      6.61%
SEP-97   $84.06      6.30%
OCT-97   $84.06      6.15%
NOV-97   $84.06      6.04%
DEC-97   $84.06      5.95%
JAN-98   $79.79      5.90%
FEB-98   $79.79      6.02%
MAR-98   $79.79      5.93%
APR-98   $79.79      5.95%
MAY-98   $79.79      5.80%
JUN-98   $79.79      5.62%
JUL-98   $79.79      5.72%
AUG-98   $79.79      5.26%
SEP-98   $79.79      4.98%
OCT-98   $79.79      5.15%
NOV-98   $79.79      5.07%
DEC-98   $79.79      5.09%
JAN-99   $81.35      5.09%
FEB-99   $81.35      5.58%
MAR-99   $81.35      5.62%
APR-99   $81.35      5.66%
MAY-99   $81.35      5.82%
JUN-99   $88.18      5.97%
JUL-99   $88.18      6.10%
AUG-99   $88.18      6.06%
SEP-99   $88.18      6.05%
OCT-99   $88.18      6.16%
NOV-99   $88.18      6.29%
DEC-99   $88.18      6.48%
JAN-00   $88.45      6.49%
FEB-00   $88.45      6.15%
MAR-00   $88.45      5.84%
APR-00   $88.45      5.96%
MAY-00   $88.45      6.02%
JUN-00   $88.45      5.89%
JUL-00   $88.45      5.79%
AUG-00   $88.45      5.67%
SEP-00   $88.45      5.88%
OCT-00   $88.45      5.79%
NOV-00   $88.45      5.59%
DEC-00   $88.45      5.46%
JAN-01   $88.45      5.53%
FEB-01   $88.45      5.34%
MAR-01   $88.45      5.46%
APR-01   $88.45      5.77%
MAY-01   $88.45      5.77%
JUN-01   $88.45      5.74%
JUL-01   $88.45      5.50%
AUG-01   $88.45      5.37%
SEP-01   $88.45      5.41%
OCT-01   $88.45      4.88%
NOV-01   $88.45      5.26%
DEC-01   $88.45      5.47%
JAN-02   $88.97      5.43%
FEB-02   $88.97      5.41%
MAR-02   $88.97      5.80%
APR-02   $88.97      5.59%
MAY-02   $88.97      5.61%
JUN-02   $95.52      5.52%
JUL-02   $95.52      5.30%
AUG-02   $95.52      4.93%
SEP-02   $95.52      4.66%
OCT-02   $95.52      5.00%
NOV-02   $95.52      5.04%
DEC-02   $95.52      4.78%
JAN-03   $96.47
FEB-03   $96.47

     We encourage you to read the Questions and Answers section on the next page, which contains additional important information on the Fund's strategy and operations.

     This letter marks a transition for the Fund. On October 18th, Bob Flaherty retired as President and Chairman of the Board upon turning sixty-five. You shouldn't notice much change, though, since just about everything we know we learned from Bob, and we've been planning the transition for some time. And, given his investment in the Fund, you can bet he'll never let us stray from the things which have made the Fund and its sister Preferred Income Fund two of the top performing preferred funds in the market. Thanks, Bob, we're going to miss having you around all the time!


     Sincerely,

     /S/ DONALD F. CRUMRINE                               /S/ ROBERT M. ETTINGER

     Donald F. Crumrine                                   Robert M. Ettinger
     Chairman of the Board                                President

                               QUESTIONS & ANSWERS

WHY WAS THERE AN EXTRA YEAR-END DIVIDEND?

     In 2002, the income generated by the preferred securities in the portfolio held up well despite the increased allocation to DRD-eligible securities. The very low cost of leverage provided a significant benefit to the Fund. The rates paid by the Fund on its outstanding Money Market Cumulative Preferred(TRADE
MARK) stock, which are reset every 49 days through an auction process, hovered between 1.5% and 2% throughout the year. The persistently low cost of leverage helped the Fund to accumulate income in excess of the regular monthly dividend rate, and despite the dividend increase in June, the Fund still ended the year with some leftover income.

COULD YOU REMIND ME AGAIN ABOUT HOW THE HEDGE IS SUPPOSED TO WORK?

     The Fund attempts to protect against the risk of a significant rise in the overall level of interest rates. It has done so historically by purchasing put options on Treasury Bond futures contracts. The Fund is also authorized, subject to limitations, to purchase over-the-counter options so as to be a "fixed rate payer" in an interest rate swap (a/k/a "pay-fixed swaption"). Both types of hedging instruments would expire worthless if rates either fall or do not change much. In many ways, this is analogous to paying a cost of insurance. In the event of a significant increase in interest rates, however, put options and/or pay-fixed swaptions would be expected to appreciate in value.

     Such hedge value appreciation would cushion the drop in the Fund's NAV. Further, any gains on hedging could be reinvested in additional shares of income producing securities. This underlies the Fund's strategy of being able to raise the dividend in the event of a significant increase in interest rates. (Please see Note 7 to the accompanying Financial Statements for an explanation of some of the risks of these hedging strategies.)

DOES THE FUND HOLD MANY "CUSHIONED" PREFERRED SECURITIES?

     As a general rule, we don't like to hold so called "cushioned" preferreds. These are issues which have a relatively high dividend rate, but not much time before the issuer may call it away, usually at a much lower price. Cushioned preferreds offer a high current yield but the actual return usually turns out to be much, much lower. In effect, this type of investment simply converts a portion of principal into income. In a fund, the difference between the current and "effective" yield ultimately appears as a decline in the net asset value. Cushioned issues may boost a fund's yield for a short while, but it cannot last long, and there are a number of undesirable results. We try to own issues that are not as likely to get called, so that income from our investments is somewhat more predictable.

WERE THERE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO'S COMPOSITION DURING
THE YEAR?

     As the charts below indicate, a small portion of the hybrid preferreds, and a larger portion of the ARP holdings were sold in favor of traditional, DRD-eligible fixed rate preferreds. We sacrificed a little yield by selling the hybrids, and picked up some yield by selling the ARPs, and on balance, the portfolio's income was pretty stable. These moves were made because we felt we were acquiring undervalued securities. If we are right, and the relationship corrects itself, we'll be able to revert back to our beginning positions, but with more money in the Fund's pocket, which ultimately will mean more income to the shareholders.

     We also allocated a small portion of the portfolio to common stocks recently. The Fund may invest up to 15% of its assets in common stocks, although, under present conditions, we do not anticipate closely approaching that number.

                       PREFERRED INCOME OPPORTUNITY FUND

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

11/30/2001

ADJUSTABLE RATES                       14.5%
TRADITIONAL FIXED RATES                50.9%
HYBRID PREFERREDS                      29.8%
OTHER DEBT & EQUITY INVESTMENTS         1.6%
CASH, HEDGE & OTHER                     3.2%

11/30/2002

ADJUSTABLE RATES                        8.6%
TRADITIONAL FIXED RATES                59.5%
HYBRID PREFERREDS                      22.5%
OTHER DEBT & EQUITY INVESTMENTS         2.9%
CASH, HEDGE & OTHER                     6.5%

HOW WOULD CERTAIN PROPOSED TAX CHANGES IMPACT THE FUND?

     One idea getting a great deal of airplay recently is the elimination of double taxation of corporate dividends. The Bush Administration's recently announced proposal recommends eliminating the taxation of dividends received by individual taxpayers. This is similar to how dividends were treated prior to the mid-1980s, although such dividends were subject to a dollar limit for individual taxpayers back then. The dividends on DRD-eligible preferreds in the Fund's portfolio appear to qualify for the tax break under the President's plan. However, the fully taxable, i.e., "hybrid" preferreds held by the Fund would NOT appear to benefit.

     We will continue to monitor developments as various tax proposals move through the legislative process.

DID THE MONEY MARKET CUMULATIVE PREFERRED(TRADE MARK) STOCK GET UPGRADED THIS YEAR?

     Yes! FitchRatings, one of the two rating services that rate the Fund's MMP(TRADE MARK), conducted a review of the Fund and raised its rating on the MMP(TRADE MARK) from AA+ to AAA. We appreciate the vote of confidence and hope the market rewards the Fund with lower MMP(TRADE MARK) cost as we go forward.

WHAT HAS HAPPENED TO THE CREDIT QUALITY OF THE FUND'S INVESTMENTS WITH SO MANY COMPANIES BEING DOWNGRADED RECENTLY?

     Despite a "banner year" for Moody's and S&P downgrades, the average rating on the Fund's portfolio declined only slightly over the year. At year-end, the securities held by the Fund had an average rating of low BBB. This is because the Fund was over-weighted in the issuers that escaped downgrades and under-weighted in the names that were downgraded.

HOW DOES THE MARKET PRICE OF THE FUND'S SHARE COMPARE TO ITS NET ASSET VALUE?

     The following chart shows the relationship of the Fund's market price to its Net Asset Value. Throughout almost the entire recent year, the Fund's shares traded at a premium to NAV. We think this mainly represents shareholder preference for anything that (a) pays a high level of income and (b) is not a typical common stock.

                       PREFERRED INCOME OPPORTUNITY FUND
                    PREMIUM/DISCOUNT OF MARKET PRICE TO NAV

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

DATE        PREMIUM/DISCOUNT

02/21/92         7.26%
03/06/92         8.74%
04/03/92         5.38%
05/01/92         5.46%
06/05/92         1.81%
07/03/92         4.75%
08/07/92         6.13%
09/04/92         4.09%
10/02/92         6.20%
11/06/92         1.80%
12/04/92         6.30%
01/01/93         6.21%
02/05/93         4.83%
03/05/93         4.73%
04/02/93         5.14%
05/07/93         5.13%
06/04/93         4.97%
07/02/93         4.72%
08/06/93         2.12%
09/03/93         3.31%
10/01/93         2.14%
11/05/93         0.00%
12/03/93        -0.76%
01/07/94        -0.36%
02/04/94        -3.23%
03/04/94        -3.92%
04/01/94        -5.56%
05/06/94        -7.75%
06/03/94        -6.83%
07/01/94        -4.09%
08/05/94        -2.21%
09/02/94        -2.04%
10/07/94       -13.22%
11/04/94        -7.86%
12/02/94        -4.02%
01/06/95        -0.10%
02/03/95        -1.19%
03/03/95        -2.97%
04/07/95        -3.41%
05/05/95        -5.76%
06/02/95        -4.81%
07/07/95        -6.90%
08/04/95        -9.73%
09/01/95        -7.06%
10/06/95        -7.18%
11/03/95       -12.32%
12/01/95       -10.14%
01/05/96       -11.97%
02/02/96       -12.33%
03/01/96       -11.24%
04/05/96       -13.15%
05/03/96       -12.57%
06/07/96       -12.55%
07/05/96       -10.79%
08/02/96        -8.76%
09/06/96        -8.36%
10/04/96        -8.76%
11/01/96        -7.96%
12/06/96        -7.92%
01/03/97        -6.93%
02/07/97        -6.23%
03/07/97        -5.81%
04/04/97        -5.73%
05/02/97        -6.72%
06/06/97        -6.15%
07/04/97        -4.98%
08/01/97        -2.73%
09/05/97        -5.80%
10/03/97        -2.92%
11/07/97        -4.42%
12/05/97        -4.06%
01/02/98        -1.71%
02/06/98        -5.30%
03/06/98        -4.73%
04/03/98        -6.82%
05/01/98        -6.18%
06/05/98        -6.43%
07/03/98        -5.75%
08/07/98        -4.72%
09/04/98        -6.18%
10/02/98        -5.54%
11/06/98        -3.96%
12/04/98        -4.13%
01/01/99        -1.96%
02/05/99        -6.10%
03/05/99        -8.46%
04/02/99        -7.24%
05/07/99       -10.15%
06/04/99       -10.07%
07/02/99        -5.32%
08/06/99        -4.64%
09/03/99       -10.57%
10/01/99        -7.70%
11/05/99       -11.92%
12/03/99        -9.70%
01/07/00        -0.28%
02/04/00        -9.23%
03/03/00       -10.21%
04/07/00       -10.47%
05/05/00        -3.85%
06/02/00        -9.05%
07/07/00        -9.09%
08/04/00        -9.12%
09/01/00       -11.05%
10/06/00        -8.96%
11/03/00        -7.39%
12/01/00        -9.28%
01/05/01        -4.11%
02/02/01        -5.28%
03/02/01        -1.09%
04/06/01         2.00%
05/04/01        -2.18%
06/01/01        -3.45%
07/06/01        -3.07%
08/03/01         0.35%
09/07/01        -3.53%
10/05/01        -4.33%
11/02/01         0.17%
12/07/01        -0.09%
01/04/02         2.97%
02/01/02         4.44%
03/01/02         5.95%
04/05/02         2.48%
05/03/02         8.39%
06/07/02         8.32%
07/05/02        12.38%
08/02/02        13.72%
09/06/02        10.02%
10/04/02        11.41%
11/01/02         7.33%
12/06/02         9.72%
12/27/02        15.58%

     Once again, we want to put in a plug for WWW.PREFERREDINCOME.COM, the web site for the Preferred Income Group of closed-end funds. You can find current information there on market prices, net asset values, discounts, yields, dividends, performance and portfolio holdings, as well as news items and general information about the Fund. We expect to improve the site from time to time, but we need to know what would be helpful to you. Please let us hear from you.

     We would like to remind our shareholders that the Fund's Dividend Reinvestment Plan (the "DRIP") provides a means of acquiring additional shares of the Fund without paying the full market premium. When the market price is above NAV, DRIP participants reinvest their dividends in new shares acquired directly from the Fund at NAV. The only limitation is the IRS rule that the purchase cannot be more than 5% below the market price. If the shares are selling at a discount from NAV, reinvestments are executed in the market to take advantage of the discount.

     More information on the DRIP is available. If your shares are held in a brokerage account, ask your broker if his firm is set up to participate. If you hold your shares in certificate form, or if you would just like more information, call the DRIP's agent, PFPC Inc., at 1-800-331-1710.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                                                  FINANCIAL DATA
                                                       PER SHARE OF COMMON STOCK
                                  ----------------------------------------------

                                 TOTAL                                DIVIDEND
                               DIVIDENDS  NET ASSET      NYSE       REINVESTMENT
                                 PAID       VALUE    CLOSING PRICE    PRICE (1)
                               ---------  ---------  -------------  ------------
December 31, 2001 .........     $0.136     $11.49       $11.85         $11.49
January 31, 2002 ..........      0.068      11.43        12.05          11.49
February 28, 2002 .........      0.068      11.33        12.00          11.40
March 31, 2002 ............      0.068      11.24        11.69          11.24
April 30, 2002 ............      0.068      11.21        11.95          11.26
May 31, 2002 ..............      0.068      11.10        11.95          11.16
June 30, 2002 .............      0.073      11.15        12.19          11.78
July 31, 2002 .............      0.073      11.05        12.48          11.86
August 31, 2002 ...........      0.073      11.33        12.55          11.92
September 30, 2002 ........      0.073      11.30        12.40          11.78
October 31, 2002 ..........      0.073      10.71        11.58          10.85
November 30, 2002 .........      0.073      10.78        11.72          11.13
December 31, 2002 .........      0.180      10.72        12.21          11.60

---------------------------
(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2002
----------------------------------------------

                                                VALUE
SHARES/$ PAR                                   (NOTE 1)
------------                                   --------

PREFERRED SECURITIES -- 91.5%
   ADJUSTABLE RATE PREFERRED SECURITIES -- 8.6%
          BANKING -- 8.1%
    35,000   Citigroup, Inc.,
               Series Q, Adj. Rate Pfd. ...  $    857,500*
    75,000   Cobank,
               Adj. Rate Pfd., Pvt. 144A***     4,064,625*
             J.P. Morgan Chase & Co.:
    79,825     Series A, Adj. Rate Pfd. ...     6,066,700*
    16,000     Series L, Adj. Rate Pfd. ...     1,336,000*
   134,200     Series N, Adj. Rate Pfd. ...     3,187,250*
                                             ------------
             TOTAL BANKING ADJUSTABLE RATE
              PREFERRED SECURITIES ........    15,512,075
                                             ------------
          FINANCIAL SERVICES -- 0.2%
    10,500   Bear Stearns Companies, Inc.,
               Series A, Adj. Rate Pfd. ...       464,625*
                                             ------------
          UTILITIES -- 0.3%
    12,265   Northern Indiana Public
               Service Company,
               Series A, Adj. Rate Pfd. ...       545,792*
                                             ------------
             TOTAL ADJUSTABLE RATE
              PREFERRED SECURITIES ........    16,522,492
                                             ------------
   FIXED RATE PREFERRED SECURITIES -- 82.0%
          BANKING -- 14.0%
       165   ABN AMRO North America, Inc.,
               6.46% Pfd., Pvt., 144A*** ..       159,428*
             BancWest Corporation:
$4,350,000     First Hawaiian Capital I,
               8.343% 7/1/27 Capital Security,
               Series B ...................     4,683,493
             Citigroup, Inc.:
   130,314     5.864% Pfd., Series M ......     5,933,848*
    10,500     6.213% Pfd., Series G ......       503,632*
     8,650     6.231% Pfd., Series H ......       418,574*
$  500,000   Comerica (Imperial) Capital Trust I,
               Series B,
               9.98% 12/31/26
               Capital Security ...........       561,505
             Deutsche Bank:
$  660,000     BT Preferred Capital Trust II,
               7.875% 2/25/27
               Capital Security ...........       680,153

                                                VALUE
SHARES/$ PAR                                   (NOTE 1)
------------                                   --------

     1,000   Firstar Realty LLC,
               8.875% Pfd., REIT,
               Pvt., 144A*** ..............  $  1,159,900
             GreenPoint Financial Corporation:
$3,349,000     GreenPoint Capital Trust I,
               9.10% 6/1/27 Capital Security    3,433,646
    24,900   HSBC USA, Inc.,
               $2.8575 Pfd. ...............     1,155,360*
$2,750,000   Keycorp Institutional Capital B,
               8.25% 12/15/26
               Capital Security ...........     2,947,244
             Wachovia Corporation:
$  500,000     First Union Capital II,
               7.95% 11/15/29
               Capital Security ...........       560,778
$2,575,000     First Union Institutional
               Capital I,
               8.04% 12/1/26
               Capital Security ...........     2,775,219
$1,885,000     First Union Institutional
               Capital II,
               7.85% 1/1/27 Capital Security    2,002,520
                                             ------------
             TOTAL BANKING FIXED RATE
              PREFERRED SECURITIES ........    26,975,300
                                             ------------
          FINANCIAL SERVICES -- 16.1%
             Bear Stearns Companies, Inc.:
   164,620     5.49% Pfd., Series G .......     6,776,582*
    51,573     5.72% Pfd., Series F .......     2,195,978*
             Household International, Inc.:
    15,000     $4.30 Pfd. .................     1,348,350*
    55,000     7.50% Pfd., Series 2001-A ..     1,303,500*
    86,000     7.60% Pfd. .................     2,060,130*
             Lehman Brothers Holdings, Inc.:
    83,150     5.67% Pfd., Series D .......     3,479,412*
   177,505     5.94% Pfd., Series C .......     7,724,130*
   113,400   SLM Corporation,
               6.97% Pfd. Series A ........     5,968,809*
                                             ------------
             TOTAL FINANCIAL SERVICES FIXED
              RATE PREFERRED  SECURITIES ..    30,856,891
                                             ------------
          INSURANCE -- 8.6%
             AON Corporation:
$1,550,000     AON Capital Trust A,
               8.205% 1/1/27
               Capital Security ...........     1,339,184


                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2002
                                  ----------------------------------------------

                                                VALUE
SHARES/$ PAR                                   (NOTE 1)
------------                                   --------

PREFERRED SECURITIES (CONTINUED)
   FIXED RATE PREFERRED SECURITIES (CONTINUED)
          INSURANCE (CONTINUED)
             Conseco, Inc.:
    24,750     Conseco Financing Trust V,
               8.70% TOPrS ................  $      6,187+
    25,000     Conseco Financing Trust VI,
               9.00% TOPrS ................         7,750+
    17,600     Conseco Financing Trust I,
               9.16% TOPrS ................         5,280+
     1,250   Fortis Funding Trust,
               7.68% Pfd., Pvt. 144A*** ...     1,376,369*
    11,000   Hartford Cap I,
               7.70% Pfd., Series A .......       278,905
             SAFECO Corporation:
 $ 500,000     SAFECO Capital Trust I,
               8.072% 7/15/37
               Capital Security ...........       481,765
             The St. Paul Companies, Inc.:
$4,895,000     MMI Capital Trust I,
               7.625% 12/15/27
               Capital Security,
               Series B ...................     4,599,538
             UnumProvident Corporation:
$5,889,000     Provident Financing Trust I,
               7.405% 3/15/38
               Capital Security ...........     4,522,546
     4,000   Zurich Financial Reg. Capital I,
               6.01% Pfd., Pvt. 144A*** ...     3,954,040*
                                             ------------
             TOTAL INSURANCE FIXED RATE
              PREFERRED SECURITIES ........    16,571,564
                                             ------------
          OIL AND GAS -- 4.6%
    17,200   Anadarko Petroleum Corporation,
               5.46% Pfd. .................     1,488,488*
    45,100   Apache Corporation,
               5.68% Pfd., Series B .......     4,039,382*
     3,200   EOG Resources, Inc.,
               7.195% Pfd., Series B ......     3,399,424*
                                             ------------
             TOTAL OIL AND GAS FIXED RATE
              PREFERRED SECURITIES ........     8,927,294
                                             ------------

                                                VALUE
SHARES/$ PAR                                   (NOTE 1)
------------                                   --------

          MISCELLANEOUS INDUSTRIES-- 2.8%
    13,600   E.I. Du Pont de Nemours
               and Company,
               $4.50 Pfd., Series B .......  $  1,147,976*
    36,200   Farmland Industries, Inc.,
               8.00% Pfd., Pvt., 144A*** ..       301,727*+
    20,500   Ocean Spray Cranberries, Inc.,
               6.25% Pfd., Pvt., 144A*** ..     1,670,443*
    26,000   Touch America Holdings,
               $6.875 Pfd. ................     1,635,010*
     9,520   Viad Corporation,
               $4.75 Sinking Fund Pfd. ....       614,992*
                                             ------------
             TOTAL MISCELLANEOUS
              INDUSTRIES FIXED RATE
              PREFERRED SECURITIES ........     5,370,148
                                             ------------
          UTILITIES -- 35.9%
$  750,000   Alabama Power Capital Trust V,
               5.50% 10/1/42 Capital Security     748,841
             Alabama Power Company:
     4,980     4.60% Pfd. .................       363,017*
     6,485     4.72% Pfd. .................       485,046*
       250     4.92% Pfd. .................        19,492*
   243,400     5.20% Pfd. .................     5,258,657*
     4,000   Appalachian Power Company,
               5.92% Sinking Fund Pfd. ....       369,620*
    23,750   Avista Corporation,
               $6.95 Sinking Fund Pfd.,
               Series K ...................     2,086,437*
    22,675   Baltimore Gas & Electric Company,
               6.99% Pfd., Series 1995 ....     2,377,814*
    10,000   Boston Edison Company,
               4.78% Pfd. .................       751,200*
    13,395   Carolina Power and Light Company,
               $5.44 Pfd. .................     1,086,870*
             CenterPoint Energy, Inc.:
    45,000     Houston Light & Power,
               Capital Trust I,
               8.125% QUIPS ...............       802,125
$3,750,000     Houston Light & Power,
               Capital Trust II,
               8.257%, 2/1/37 Capital Security,
               Series B ...................     2,973,375
    55,982     REI Trust I,
               7.20% TOPrS, Series C ......       853,725


                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2002
----------------------------------------------

                                                 VALUE
SHARES/$ PAR                                   (NOTE 1)
------------                                   --------

PREFERRED SECURITIES (CONTINUED)
   FIXED RATE PREFERRED SECURITIES (CONTINUED)
          UTILITIES (CONTINUED)
     1,628   Central Hudson Gas &
               Electric Corporation,
               4.35% Pfd., Series D, Pvt. .  $    110,631*
             Central Illinois Light Company:
    10,000     4.64% Pfd. .................       709,050*
    10,000     5.85% Sinking Fund Pfd. ....       927,150*
    11,250   Central Vermont Public Service
               Corporation,
               8.3% Pfd., Pvt. Sinking
               Fund Pfd. ..................     1,114,706*
             Commonwealth Edison Company:
     5,000     COMED Financing I, 8.48% Pfd.      127,225
     5,300   Connecticut Light and
               Power Company,
               $3.24 Pfd. .................       256,599*
             Duke Energy Corporation:
     4,719     4.50% Pfd., Series C .......       322,850*
    13,400     6.75% Pfd., Series X,
               Sinking Fund Pfd. ..........     1,340,469*
    18,700     7.85% Pfd., Series S .......     1,940,966*
     5,000   Energy East Capital Trust I,
               8.25% TOPrS ................       129,600
             Entergy Arkansas, Inc.:
     1,050     $6.08 Pfd. .................        83,769*
     2,840     4.56% Pfd. .................       175,498*
     3,050     4.56% Pfd., Series 1965 ....       188,475*
    13,500     7.40% Pfd. .................     1,310,850*
       150     7.80% Pfd. .................        15,065*
     2,441   Entergy Gulf States, Inc.,
               7.56% Pfd. .................       224,511*
             Entergy Louisiana, Inc.:
       299     5.16% Pfd. .................        20,760*
     3,771     7.36% Pfd. .................       361,488*
   175,000     8.00% Pfd., Series 92 ......     4,258,625*
     8,500   Entergy Mississippi, Inc.,
               7.44% Pfd. .................       839,758*

                                                VALUE
SHARES/$ PAR                                   (NOTE 1)
------------                                   --------

             Florida Power & Light Company:
     4,654     4.35% Pfd., Series E, Pvt. .   $   301,347*
     4,000     4.50% Pfd. .................       267,940*
     7,500     6.75% Pfd., Series U .......       770,663*
             Hawaiian Electric Company, Inc.:
    23,600     HECO Capital Trust I,
               8.05% QUIPS ................       598,378
     5,291   Idaho Power Co.,
               7.68% Pfd., Series 1 .......       547,010*
    30,500   Indianapolis Power &
               Light Company,
               5.65% Pfd. .................     2,123,258*
     4,500   Kentucky Utilities Company,
               6.53% Pfd. .................       461,565*
             Mississippi Power Company:
    15,000     6.32% Pfd. .................       374,475*
     5,087     7.00% Pfd. .................       516,610*
    41,500   Monongahela Power Company,
               $7.73 Pfd., Series L .......     3,721,305*
             Northern States Power Company:
    20,000     NSP Financing I, 7.875% Pfd.       453,500
     2,500   Ohio Power Company,
               5.90% Sinking Fund Pfd. ....       226,238*
             PECO Energy Company:
     1,100     $4.30 Pfd., Series B .......        71,456*
     5,000     $4.40 Pfd., Series C .......       332,350*
     7,500     $7.48 Pfd. .................       800,625*
       570   PSI Energy, Inc.,
               4.32% Pfd. .................         9,972*
             PacifiCorp:
     6,458     $4.72 Pfd. .................       455,354*
   116,035     8.25% QUIPS ................     2,941,487
             Pacific Enterprises:
    11,910     $4.50 Pfd. .................       799,101*
    13,510     $4.75 Pfd. .................       956,846*


                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2002
                                  ----------------------------------------------

                                                VALUE
SHARES/$ PAR                                   (NOTE 1)
------------                                   --------

PREFERRED SECURITIES (CONTINUED)
   FIXED RATE PREFERRED SECURITIES (CONTINUED)
          UTILITIES (CONTINUED)
    14,250   Portland General Electric,
               7.75%, Sinking Fund Pfd. ...  $  1,357,384*
     2,493   Potomac Electric Power Company,
               $2.44 Pfd., Series 1957 ....        94,111*
    43,400   Public Service Company
               of Colorado,
               Capital Trust I,
               7.60% TOPrS ................       955,885
             Public Service Enterprise
               Group, Inc.:
    10,900     Enterprise Capital Trust I,
               7.44% TOPrS, Series A ......       255,987
    14,020     Public Service Electric &
               Gas Company,
               5.28% Pfd., Series E .......     1,156,720*
             Puget Sound Energy, Inc.:
    56,485     7.45% Pfd., Series II ......     1,408,453*
    34,698     7.75% Sinking Fund Pfd. ....     3,463,034*
             Rochester Gas & Electric
               Corporation:
     5,060     4.10% Pfd., Series J .......       279,084*
    10,000     4.55% Pfd. Series M, Pvt. ..       612,050*
     4,030     4.75% Pfd., Series I .......       257,517*
    40,000   San Diego Gas & Electric,
               $1.7625 Sinking Fund Pfd. ..     1,073,800*
             South Carolina Electric &
               Gas Company:
    14,502     5.125% Purchase Fund Pfd., Pvt.    585,953*
     6,318     6.00% Purchase Fund Pfd., Pvt.     296,251*
             Southern Union Company:
    60,800     Southern Union Financing I,
               9.48% TOPrS ................     1,552,528
             TXU US Holdings Company:
$  750,000     TXU Electric Capital V,
               8.175% 1/30/37
               Capital Security ...........       684,953
     6,050   TransCanada PipeLines Ltd.,
               8.25% Pfd. .................       157,058

                                                VALUE
SHARES/$ PAR                                   (NOTE 1)
------------                                   --------

             Virginia Electric & Power Company:
     1,665     $4.04 Pfd. .................  $     99,742*
     2,270     $4.20 Pfd. .................       141,364*
     1,573     $4.80 Pfd. .................       111,950*
     2,878     $6.98 Pfd. .................       295,916*
             Xcel  Energy, Inc.:
    15,000     $4.08 Pfd., Series B .......       710,550*
    20,040     $4.10 Pfd., Series C .......       953,804*
    35,510     $4.11 Pfd., Series D .......     1,694,360*
    17,750     $4.16 Pfd., Series E .......       857,236*
    10,000     $4.56 Pfd., Series G .......       529,350*
                                             ------------
             TOTAL UTILITIES FIXED RATE
              PREFERRED SECURITIES ........    68,948,784
                                             ------------
             TOTAL FIXED RATE
              PREFERRED SECURITIES ........   157,649,981
                                             ------------
   INVERSE FLOATING RATE PREFERRED -- 0.9%
        18   Premium Assets, Series A,
               Zurich Financial Reg. Capital    1,742,004*
                                             ------------
             TOTAL PREFERRED SECURITIES
              (Cost $175,138,173) .........   175,914,477
                                             ------------
DEBT SECURITIES -- 0.2%
    15,000   Northern States Power Company,
               8.00% Pfd., PINES ..........       372,750
     3,000   Telephone & Data Systems, Inc.,
               7.60% Sr. Unsecured Notes.,
               Series A ...................        74,190
                                             ------------
             TOTAL DEBT SECURITIES
              (Cost $442,925) .............       446,940
                                             ------------
COMMON STOCKS -- 1.8%
    96,700   Allegheny Energy, Inc. .......       655,142*+
   102,500   CenterPoint Energy, Inc. .....       771,313*
    97,500   Duke Energy Corporation ......     1,918,313*
    80,831   Reliant Resources, Inc. ......       196,015*+
                                             ------------
             TOTAL COMMON STOCKS
              (Cost $4,821,693) ...........     3,540,783
                                             ------------


                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2002
----------------------------------------------

                                                 VALUE
 SHARES/$ PAR                                   (NOTE 1)
 ------------                                   --------

OPTION CONTRACTS-- 2.8% (Cost $3,717,719)
     1,100   Put Option on U.S. Treasury:
               Bond March Futures,
               Expiring 02/22/2003 ........   $ 5,475,250
                                             ------------
MONEY MARKET FUNDS -- 1.2% (Cost $2,267,360)
 2,267,360   BlackRock Provident
               Institutional TempFund, 1.42%    2,267,360
                                             ------------
TOTAL INVESTMENTS
   (Cost $186,387,870**) .........   97.5%    187,644,810
OTHER ASSETS AND LIABILITIES (Net)    2.5%      4,716,275
                                    -----    ------------
TOTAL NET ASSETS AVAILABLE TO
   COMMON AND PREFERRED STOCK ....  100.0%++ $192,361,085
                                    -----    ------------

MONEY MARKET CUMULATIVE PREFERRED(TRADE MARK)
   STOCK (MMP(TRADE MARK)) REDEMPTION VALUE   (70,000,000)
ACCUMULATED UNDECLARED
   DISTRIBUTIONS TO MMP(TRADE MARK) .......      (102,739)
                                             ------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK   $122,258,346
                                             ============

--------------
*    Securities  eligible for the Dividends Received  Deduction.
**   Aggregate cost for federal tax purposes is $188,507,027.
*** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
+    Non-income producing.
++ The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

ABBREVIATIONS (Note 6):
PINES -- Public Income Notes
QUIPS -- Quarterly Income Preferred Securities
REIT  -- Real Estate Investment Trust
TOPRS -- Trust Originated Preferred Securities
PFD.  -- Preferred securities
PVT.  -- Private Placement securities

Capital Securities are treated as debt instruments for financial statement purposes and the amounts shown in the Shares/$ Par column are dollar amounts of par value.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                               NOVEMBER 30, 2002
                                  ----------------------------------------------

ASSETS:
   Investments, at value (Cost $186,387,870) ( Note 1)
     (See accompanying schedule) ...............................              $187,644,810
   Cash and receivable for investments sold ....................                 3,324,651
   Dividends and interest receivable ...........................                 1,647,718
   Prepaid expenses ............................................                    88,577
                                                                              ------------
           Total Assets ........................................               192,705,756
LIABILITIES:
   Dividends payable to Common shareholders ....................    $143,526
   Investment advisory fee payable (Note 2) ....................      88,919
   Professional fees payable ...................................      59,612
   Accrued expenses and other payables .........................      52,614
   Accumulated undeclared distributions to Money Market
     Cumulative Preferred(TRADE MARK) Stock (Note 5) ...........     102,739
                                                                    --------
           Total Liabilities ...................................                   447,410
                                                                              ------------
   MONEY MARKET CUMULATIVE PREFERRED(TRADE MARK) STOCK (700 SHARES
     OUTSTANDING) REDEMPTION VALUE (Note 5) ....................                70,000,000
                                                                              ------------
NET ASSETS AVAILABLE TO COMMON STOCK ...........................              $122,258,346
                                                                              ============
NET ASSETS AVAILABLE TO COMMON STOCK consist of:
   Undistributed net investment income (Note 1) ................                $  756,099
   Accumulated net realized loss on investments sold (Note 1) ..               (10,775,920)
   Unrealized appreciation of investments (Note 3) .............                 1,256,940
   Par value of Common Stock ...................................                   113,414
   Paid-in capital in excess of par value of Common Stock ......               130,907,813
                                                                              ------------
           Total Net Assets Available to Common Stock ..........              $122,258,346
                                                                              ============

NET ASSET VALUE PER SHARE OF COMMON STOCK:
   Common Stock (11,341,434 shares outstanding) ................              $      10.78
                                                                              ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2002
--------------------------------------------------------------



INVESTMENT INCOME:
     Dividends .................................................                  $10,953,649
     Interest ..................................................                    3,194,125
                                                                                  -----------
          Total Investment Income ..............................                   14,147,774

EXPENSES:
     Investment advisory fee (Note 2) ..........................      $1,106,597
     Administration fee (Note 2) ...............................         196,319
     Money Market Cumulative Preferred(TRADE MARK) broker commissions
        and auction agent fees .................................         189,445
     Insurance expense .........................................         159,614
     Legal and audit fees ......................................         104,860
     Directors' fees and expenses (Note 2) .....................          82,854
     Shareholder servicing agent fees and expenses (Note 2) ....          62,461
     Custodian fees and expenses (Note 2) ......................          22,257
     Other .....................................................          43,341
                                                                      ----------
          Total Expenses .......................................                    1,967,748
                                                                                  -----------

NET INVESTMENT INCOME ..........................................                   12,180,026
                                                                                  -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   (Notes 1 and 3):
     Net realized loss on investments sold during the year .....                   (3,508,136)
     Change in unrealized depreciation of investments during the year              (6,414,650)
                                                                                  -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ................                   (9,922,786)
                                                                                  -----------

DISTRIBUTIONS TO MONEY MARKET CUMULATIVE PREFERRED(TRADE MARK) STOCK
   SHAREHOLDERS (Note 5):
     From net investment income (including changes in
        accumulated undeclared distributions) ..................                   (1,243,631)
                                                                                  -----------

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING
   FROM OPERATIONS .............................................                  $ 1,013,609
                                                                                  ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                   STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK
                   -------------------------------------------------------------

                                                                                     YEAR ENDED            YEAR ENDED
                                                                                  NOVEMBER 30, 2002     NOVEMBER 30, 2001
                                                                                  -----------------     -----------------
OPERATIONS:
     Net investment income ....................................................      $ 12,180,026         $ 12,287,081
     Net realized loss on investments sold during the year ....................        (3,508,136)          (1,599,316)
     Change in net unrealized (depreciation) appreciation
        of investments during the year ........................................        (6,414,650)          11,525,093
     Distributions to Money Market Cumulative Preferred(TRADE MARK) Stock
        Shareholders from net investment income, including changes in
        accumulated undeclared distributions (Note 5) .........................        (1,243,631)          (2,799,793)
                                                                                     ------------         ------------
     Net increase in net assets from operations ...............................         1,013,609           19,413,065

DISTRIBUTIONS:
     Dividends paid from net investment income to Common Stock
        shareholders ..........................................................       (10,296,991)          (9,113,985)
     Distributions paid from net realized capital gains to Common Stock
        shareholders ..........................................................                --                   --
                                                                                     ------------         ------------

FUND SHARE TRANSACTIONS:
     Increase from Common Stock transactions (Note 4) .........................         1,749,231              424,175
                                                                                     ------------         ------------

NET (DECREASE) INCREASE IN NET ASSETS AVAILABLE TO
     COMMON STOCK FOR THE YEAR ................................................        (7,534,151)          10,723,255

NET ASSETS AVAILABLE TO COMMON STOCK:
     Beginning of year ........................................................       129,792,497          119,069,242
                                                                                     ------------         ------------
     End of year (including undistributed net investment income of
        $756,099 and $410,456, respectively) ..................................      $122,258,346         $129,792,497
                                                                                     ============         ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH YEAR.
----------------------------------------------------
     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                                                                  YEAR ENDED NOVEMBER 30,
                                                                     ---------------------------------------------------
                                                                       2002       2001      2000       1999       1998
                                                                     --------   --------  --------   --------   --------
OPERATING PERFORMANCE:
Net asset value, beginning of year .............................     $  11.60   $  10.68  $  11.50   $  13.50   $  13.53
                                                                     --------   --------  --------   --------   --------
INVESTMENT OPERATIONS:
Net investment income ..........................................         1.07       1.10      1.18       1.14       1.14
Net realized and unrealized (loss)/gain on investments .........        (0.87)      0.89     (0.33)     (1.24)      0.17
DISTRIBUTIONS TO MMP* SHAREHOLDERS:
From net investment income .....................................        (0.11)+    (0.25)+   (0.32)+    (0.25)+    (0.16)
From net realized capital gains ................................        --         --        (0.02)     (0.09)     (0.11)
                                                                     --------   --------  --------   --------   --------
Total from investment operations. ..............................         0.09       1.74      0.51      (0.44)      1.04
                                                                     --------   --------  --------   --------   --------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income .....................................        (0.91)     (0.82)    (0.91)     (0.96)     (0.89)
From net realized capital gains ................................        --         --        (0.42)     (0.60)     (0.18)
                                                                     --------   --------  --------   --------   --------
Total distributions ............................................        (0.91)     (0.82)    (1.33)     (1.56)     (1.07)
                                                                     --------   --------  --------   --------   --------
Net asset value, end of year ...................................     $  10.78   $  11.60 +$  10.68 + $  11.50 + $  13.50
                                                                     ========   ========  ========   ========   ========
Market value, end of year ......................................     $ 11.720   $ 11.270  $  9.563   $ 10.500   $ 12.875
                                                                     ========   ========  ========   ========   ========
Total investment return based on net asset value** .............        0.63%     16.97%     5.88%    (2.99)%      8.29%
                                                                     ========   ========  ========   ========   ========
Total investment return based on market value** ................       12.61%     26.95%     3.80%    (7.12)%      8.53%
                                                                     ========   ========  ========   ========   ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
  TO COMMON STOCK SHAREHOLDERS:
     Total net assets, end of year (in 000's) . ................     $122,258   $129,792  $119,069   $128,200   $150,532
     Operating expenses. .......................................         1.56%      1.61%     1.59%      1.53%      1.45%
     Net investment income*** ..................................         8.67%      7.63%     7.93%      6.81%      6.37%

----------------------------------------------------------------
SUPPLEMENTAL DATA:++
     Portfolio turnover rate. ..................................           29%        41%       67%        64%        87%
     Total net assets available to Common and Preferred Stock,
      end of year (in 000's) ...................................     $192,361   $200,228  $189,666   $199,060   $220,690
     Ratio of operating expenses to total average net assets
      available to Common and Preferred Stock ..................         1.00%      1.03%     1.00%      1.01%      0.99%

  *  Money Market Cumulative Preferred(TRADE MARK) Stock.
 **  Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.
***  The net investment income ratios reflect income net of operating expenses and payments to MMP* Shareholders.
  +  Includes effect of additional distribution available to MMP* Shareholders ($0.01 per Common Share at November 2002, $0.02 per
     Common Share at November 2001, $0.04 per Common Share at November 2000 and $0.05 per Common Share at November 1999). (See Note
     5 to the Financial Statements.)
 ++  Information presented under heading Supplemental Data includes MMP*.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                  ----------------------------------------------
      The table below sets out information with respect to Money Market Cumulative Preferred(TRADE MARK) Stock currently outstanding.

                                               INVOLUNTARY         AVERAGE
                                   ASSET       LIQUIDATING         MARKET
 YEAR ENDED    TOTAL SHARES      COVERAGE      PREFERENCE           VALUE
 NOVEMBER 30  OUTSTANDING (1)  PER SHARE (3)  PER SHARE (2)  PER SHARE (1) & (2)
 -----------  ---------------  -------------  -------------  -------------------
    2002            700           $274,802       $100,000          $100,000
    2001            700            286,040        100,000           100,000
    2000            700            270,952        100,000           100,000
    1999            700            284,371        100,000           100,000
    1998            700            315,271        100,000           100,000

---------------
(1) See Note 5.
(2) Excludes accumulated undeclared dividends.
(3) Calculated by subtracting the Fund's total liabilities (excluding the MMP(TRADE MARK)) from the Fund's total assets and dividing that amount by the number of MMP(TRADE MARK) shares outstanding.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS
----------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     Preferred Income Opportunity Fund Incorporated (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred(TRADE MARK) Stock and (iii) accumulated and unpaid dividends on the outstanding Money Market Cumulative Preferred(TRADE
MARK) Stock.

     Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation, except as described hereafter. In the absence of sales of listed securities and with respect to (a) securities for which the most recent sale prices are not deemed to represent fair market value and (b) unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions") are valued at the prices obtained from the broker/dealer or bank that is the counterparty to such instrument, subject to comparison of such valuation with a valuation obtained from a broker/dealer or bank that is not a counterparty to the particular derivative instrument. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost. Investments in Money Market Funds are valued at the net asset value of such funds.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that, for book accounting purposes, the Fund amortize premium and accrete discount on those fixed-income securities, such as capital securities, which trade and are quoted on an "accrued income" basis. Prior to December 1, 2001, the Fund did not amortize premium and accrete discounts for these securities. Adopting these accounting principles has not affected the Fund's net asset value, but changes the classification of

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  ----------------------------------------------

certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The adoption of this principle is not material to the financial statements. The impact is quantified in the following table.

     AT NOVEMBER 30, 2001                            FOR THE YEAR ENDED NOVEMBER 30, 2002
     --------------------                            ------------------------------------

      CHANGE IN AMORTIZED       CHANGE IN UNDISTRIBUTED      CHANGE IN ACCUMULATED      CHANGE IN NET UNREALIZED
    COST OF SECURITIES HELD      NET INVESTMENT INCOME         NET REALIZED GAIN      APPRECIATION OF INVESTMENTS
    -----------------------     -----------------------      ---------------------    ---------------------------
           $(65,752)                 $(16,100)                        $(19)                  $16,119

     The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect these changes in presentation.

     OPTIONS: Upon the purchase of an option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the preceding portfolio valuation paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's Investment Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock. The shareholders of Money Market Cumulative Preferred(TRADE MARK) Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund's qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's shareholders as a credit against their own tax liabilities.

     FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
----------------------------------------------

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

     Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to MMP(TRADE MARK) shareholders, during 2002 and 2001 was as follows:

                    DISTRIBUTIONS PAID IN FISCAL YEAR 2002        DISTRIBUTIONS PAID IN FISCAL YEAR 2001
                    --------------------------------------        --------------------------------------

                   ORDINARY INCOME  LONG-TERM CAPITAL GAINS     ORDINARY INCOME    LONG-TERM CAPITAL GAINS
                   ---------------  -----------------------     ---------------    -----------------------
Common                 $10,296,991             --                  $9,113,985                 --
Preferred               $1,243,631             --                  $2,799,793                 --

     As of November 30, 2002, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock shareholders, on a tax basis were as follows:

   CAPITAL LOSS   UNDISTRIBUTED    UNDISTRIBUTED          UNREALIZED
   CARRYFORWARD  ORDINARY INCOME  LONG-TERM GAIN  APPRECIATION/(DEPRECIATION)
   ------------  ---------------  --------------  ---------------------------

   $(8,656,764)     $1,157,762         --                 $(862,217)

     At November 30, 2002, the composition of the Fund's $8,656,764 accumulated realized capital losses was $6,221,654, $982,343, and $1,452,767 in 2000, 2001
and 2002, respectively. These losses may be carried forward and offset against any future capital gains through 2008, 2009 and 2010, respectively.

     EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years. During the fiscal year ended November 30, 2002, the Fund paid $10,023 of Federal excise taxes attributable to calendar year 2001.

     OTHER: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, DIRECTORS' FEES, ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  ----------------------------------------------

monthly total net assets available to Common and Preferred Stock up to $100 million and 0.50% of the value of the Fund's average monthly total net assets available to Common and Preferred Stock in excess of $100 million.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     PFPC Inc., a member of the PNC Financial Services Group, Inc. ("PNC Financial Services"), serves as the Fund's Administrator and Transfer Agent. As Administrator, PFPC Inc. calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for PFPC Inc.'s services as Administrator, the Fund paid PFPC Inc. a monthly fee at an annual rate of 0.10% of the Fund's average monthly total net assets available to Common and Preferred Stock. PFPC Inc. also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar and, as compensation for PFPC Inc.'s services as such, the Fund pays PFPC Inc. a fee at an annual rate of 0.02% of the Fund's average monthly total net assets available to Common and Preferred Stock plus certain out-of-pocket expenses.

     PFPC Trust Company ("PFPC Trust") serves as the Fund's Custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.01% of the Fund's average monthly total net assets available to Common and Preferred Stock.

3.   PURCHASES AND SALES OF SECURITIES

     Costs of purchases  and proceeds  from sales of  securities  for the period
ended  November  30,  2002,   excluding   short-term   investments,   aggregated
$54,386,460 and $62,500,229, respectively.

     At November 30, 2002, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $8,453,405 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $9,235,505.

4.   COMMON STOCK

     At November 30, 2002, 240,000,000 shares of $0.01 par value Common Stock were authorized.

     Common Stock transactions were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                        11/30/02                   11/30/01
                                                                   -------------------        -------------------
                                                                   SHARES       AMOUNT        SHARES       AMOUNT
                                                                   ------       ------        ------       ------
Issued as reinvestment of dividends under the
   Dividend Reinvestment and Cash Purchase Plan ............       152,365   $1,749,231       37,782      $424,175
                                                                   =======   ==========       ======      ========

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
----------------------------------------------

5.   MONEY MARKET CUMULATIVE PREFERRED(TRADE MARK) STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Money Market Cumulative Preferred(TRADE MARK) Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock shareholders. Dividends on shares of Money Market Cumulative Preferred(TRADE MARK) Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Money Market Cumulative Preferred(TRADE MARK) Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Money Market Cumulative Preferred(TRADE
MARK) Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock shareholders and could lead to sales of portfolio securities at inopportune times.

     Under Emerging Issues Task Force (EITF) promulgation Topic D-98, CLASSIFICATION AND MEASUREMENT OF REDEEMABLE SECURITIES, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund's Money Market Cumulative Preferred(TRADE MARK) Stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets available to common stock) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the Money Market Cumulative Preferred(TRADE
MARK) Stock, the Fund is required to make additional distributions to Money Market Cumulative Preferred(TRADE MARK) Stock shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction. Net assets available to Money Market Cumulative Preferred(TRADE MARK) Stock at November 30, 2002 included an accrued additional distribution of $71,440. The amount subsequently calculated and then paid to the Money Market Cumulative Preferred(TRADE MARK) shareholders for the fiscal year ended November 30, 2002 was $79,828. (See Note 9 - "Subsequent Events.")

     Prior to November 30, 1999, additional distributions were not reported as available to Money Market Cumulative Preferred(TRADE MARK) Stock until declared by the Board of Directors. The amount of additional distributions payable for any year may be highly uncertain and will not be known until after a fiscal year has been completed.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  ----------------------------------------------

     An auction of the Money Market Cumulative Preferred(TRADE MARK) Stock is generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Money Market Cumulative Preferred(TRADE MARK) Stock shareholders may also trade shares in the secondary market between auction dates.

     At November 30, 2002, 700 shares of Money Market Cumulative Preferred(TRADE
MARK) Stock were outstanding at the annual rate of 1.60%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

6.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in traditional DRD-eligible preferred securities (i.e., adjustable and fixed rate preferred and preference stocks) and similar hybrid, i.e., fully taxable, preferred securities. Under normal market conditions, at least 80% of the value of the Fund's net assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its assets in securities issued by utilities and a significant percentage, but no more than 25% of its assets, in securities issued by companies in the banking industry. Because of the Fund's concentration of investments in the utility industry and significant holdings in the banking industry, the ability of the fund to maintain its dividend and the value of the Fund' investments could be adversely affected by the possible inability of companies in these industries to pay dividends and interest on their securities and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy.

     The Fund may invest up to 25% of its assets at the time of purchase in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or judged to be comparable in quality, in either case at the time of purchase; however, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding. The percentage limitation was raised from 15% by the Fund's Board of Directors at its regular board meeting on April 19, 2002.

     The Fund may invest up to 15% of its assets in common stocks and, under normal market conditions, up to 20% of its assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities, such as TOPrS, TIPS, QUIPS, MIPS, QUIDS, QUICS, QIB's, STOPS, CorTS, REIT, Capital Securities, and other similar or related investments, will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Fund's Investment Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
----------------------------------------------

7.   SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, interest rate swaps, options on futures contracts, options on securities and swaptions. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps and swaptions, may expose the Fund to greater credit, operations, and market value risk than is the case with regulated, exchange traded futures and options. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purposes or, under certain other circumstances, to increase income. As of November 30, 2002, the Fund owned put options on U.S. Treasury bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

8.   SIGNIFICANT SHAREHOLDERS

     At November 30, 2002, the Commerce Group, Inc. and its affiliates owned approximately 33.1% of the Fund's outstanding Common Stock, according to
Schedule 13D filings dated September 19, 2002.

9.   SUBSEQUENT EVENTS

     As a result of the income realized by the Fund that did not qualify for the Corporate Dividends Received Deduction ("DRD"), a portion of the distributions paid to the Fund's Money Market Cumulative Preferred(TRADE MARK) Stock shareholders from January 1, 2002 through November 30, 2002 has been designated as being non-DRD income, as required by Internal Revenue Services Ruling 89-81, with respect to the Internal Revenue Code of 1986, as amended. On December 23, 2002, the Fund declared an additional distribution of $79,828, payable December 26, 2002, to Money Market Cumulative Preferred(TRADE MARK) Stock shareholders as required by the Fund's Articles Supplementary (See Note 5.)

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
   Preferred Income Opportunity Fund Incorporated:

     We have audited the accompanying statement of assets and liabilities of Preferred Income Opportunity Fund Incorporated, including the portfolio of investments, as of November 30, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the years in the three-year period ended November 30, 2000 were audited by other auditors whose report dated January 12, 2001, expressed an unqualified opinion on that financial statement and those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Preferred Income Opportunity Fund Incorporated as of November 30, 2002, the results of its operations for the year then ended, and changes in its net assets and financial highlights for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.

/S/ KPMG LLP

Boston, Massachusetts
January 6, 2003

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
SUPPLEMENTARY TAX INFORMATION (UNAUDITED)
----------------------------------------------

     Of the total distributions attributable to the fiscal year ended November 30, 2002, including the additional Distribution to Money Market Cumulative Preferred(TRADE MARK) Stock shareholders, 78.97% qualified for the Dividends Received Deduction for eligible corporate investors.

     For the calendar year ended December 31, 2002, 79.19% of all distributions paid to Common Stock shareholders qualified for the Dividends Received Deduction for eligible corporate investors.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                              ADDITIONAL INFORMATION (UNAUDITED)
                                  ----------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by PFPC Inc. as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC Inc. will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC Inc. commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC Inc.'s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2002, $258 in brokerage commissions were incurred.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
----------------------------------------------

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC Inc. in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC Inc. or by calling PFPC Inc. directly. A termination will be effective immediately if notice is received by PFPC Inc. not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC Inc. will either
(a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The  Plan  is  described  in  more  detail  in the  Fund's  Plan  brochure.
Information   concerning   the  Plan  may  be   obtained   from  PFPC  Inc.   at
1-800-331-1710.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------


INFORMATION ABOUT FUND DIRECTORS AND OFFICERS
     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                               PRINCIPAL              NUMBER OF FUNDS
                                         TERM OF OFFICE      OCCUPATION(S)            IN FUND COMPLEX
NAME, ADDRESS,            POSITION(S)     AND LENGTH OF        DURING PAST                OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND   TIME SERVED*         FIVE YEARS               BY DIRECTOR       HELD BY DIRECTOR
--------------           --------------  --------------      -------------            ---------------    -------------------
NON-INTERESTED
DIRECTORS:

MARTIN BRODY                Director    Class I Director   Retired                            2        Director, Jaclyn, Inc.
c/o HMK Associates                         since 1992                                                  (luggage and
30 Columbia Turnpike                                                                                   accessories).
Florham Park, NJ 07932
Age: 81

DAVID GALE                  Director    Class I Director   President & CEO                    2        Director, Stone Container
Delta Dividend Group, Inc.                 since 1997      of Delta Dividend                           Corporation (packaging),
301 Pine Street                                            Group, Inc.                                 until December 31,
San Francisco, CA 94104                                    (investments).                              2000; Director, Free
Age: 53                                                                                                Real Time.com, until
                                                                                                       February 1, 2001.

MORGAN GUST+                Director   Class III Director  From March 2002,                   2                  --
Giant Industries, Inc.                     since 1992      President, Giant Industries,
23733 N. Scottsdale Road                                   Inc. (petroleum refining and
Scottsdale, AZ 85255                                       marketing); and, for more
Age: 55                                                    than five years prior thereto,
                                                           Executive Vice President,
                                                           and various other Vice
                                                           President positions at
                                                           Giant Industries, Inc.

ROBERT F. WULF              Director    Class II Director  Since March 1984,                  2                  --
3560 Deerfield Drive South                 since 1992      Financial Consultant;
Salem, OR 97302                                            Trustee, University of
Age: 65                                                    Oregon Foundation;
                                                           Trustee, San Francisco
                                                           Theological Seminary

-------------------------------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
                                 CLASS I DIRECTORS - three year term  expires at the Fund's  2003  Annual  Meeting of  Shareholders;
                                 directors may continue in office until their successors are duly elected and qualified.
                                 CLASS II  DIRECTORS - three year term  expires at the Fund's 2004 Annual  Meeting of  Shareholders;
                                 directors may continue in office until their successors are duly elected and qualified.
                                 CLASS III  DIRECTORS - three year term expires at the Fund's 2005 Annual  Meeting of  Shareholders;
                                 directors may continue in office until their successors are duly elected and qualified.

+ Represents holders of shares of the Fund's Money Market Cumulative Preferred(TRADE MARK) Stock.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
----------------------------------------------

                                                               PRINCIPAL              NUMBER OF FUNDS
                                         TERM OF OFFICE      OCCUPATION(S)            IN FUND COMPLEX
NAME, ADDRESS,            POSITION(S)     AND LENGTH OF        DURING PAST                OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND   TIME SERVED*         FIVE YEARS               BY DIRECTOR       HELD BY DIRECTOR
--------------           --------------  --------------      -------------            ---------------    -------------------
INTERESTED
DIRECTORS:

DONALD F. CRUMRINE+, ++    Director,   Class II Director   Chairman of the Board,        2                  --
301 E. Colorado Boulevard   Chairman       since 1992      since December 1996,
Suite 720                 of the Board                     and previously held
Pasadena, CA 91101          and Chief                      other officerships of
Age: 55                 Executive Officer                  Flaherty & Crumrine;
                                                           Director of Flaherty &
                                                           Crumrine.

ROBERT M. ETTINGER++        Director,   Class IIIDirector  President of Flaherty &       2                  --
301 E. Colorado Boulevard  President       since 2002      Crumrine since October
Suite 720                 and Secretary                    2002, and previously held
Pasadena, CA 91101                                         other officerships of
Age: 44                                                    Flaherty & Crumrine;
                                                           Director of Flaherty &
                                                           Crumrine.

OFFICERS:

PETER C. STIMES          Vice President,   Since 1992      Vice President of             --                 --
301 E. Colorado Boulevard  Treasurer,                      Flaherty & Crumrine.
Suite 720                Chief Financial
Pasadena, CA 91101       and Accounting
Age: 47                      Officer

ROBERT E. CHADWICK          Assistant  Since October 2002  Vice President of             --                 --
301 E. Colorado Boulevard   Treasurer                      Flaherty & Crumrine
Suite 720                                                  since August 2001, and
Pasadena, CA 91101                                         previously worked as
Age: 27                                                    portfolio manager for
                                                           Koch Industries, Inc.

-------------------------------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
                                 CLASS I DIRECTORS - three year term  expires at the Fund's  2003  Annual  Meeting of  Shareholders;
                                 directors may continue in office until their successors are duly elected and qualified.
                                 CLASS II  DIRECTORS - three year term  expires at the Fund's 2004 Annual  Meeting of  Shareholders;
                                 directors may continue in office until their successors are duly elected and qualified.
                                 CLASS III  DIRECTORS - three year term expires at the Fund's 2005 Annual  Meeting of  Shareholders;
                                 directors may continue in office until their successors are duly elected and qualified.

+ Represents holders of shares of the Fund's Money Market Cumulative Preferred(TRADE MARK) Stock.

++ "Interested  person" of  the Fund  as defined  in the  Investment Company  Act of  1940. Messrs.  Crumrine and  Ettinger are each considered an "interested person" because of their affiliation with Flaherty & Crumrine which acts as the Fund's investment adviser.

                      [This page intentionally left blank]

DIRECTORS
   Martin Brody
   Donald F. Crumrine, CFA
   Robert M. Ettinger, CFA
   David Gale
   Morgan Gust
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
     Chairman of the Board
     and Chief Executive Officer
   Robert M. Ettinger, CFA
     President and Secretary
   Peter C. Stimes, CFA
     Vice President, Treasurer,
     Chief Financial and
     Accounting Officer
   Robert E. Chadwick, CFA
     Assistant Treasurer

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@fin-mail.com

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
   INCOME OPPORTUNITY FUND?
   o If your shares are held in a Brokerage
     Account, contact your Broker.
   o If you have physical possession of your shares in certificate form, contact the Fund's Transfer
     Agent & Shareholder Servicing Agent --
               PFPC Inc.
               P.O. Box 43027
               Providence, RI 02940-3027
               1-800-331-1710

THIS  REPORT  IS SENT TO  SHAREHOLDERS  OF  PREFERRED  INCOME  OPPORTUNITY  FUND
INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

               [LOGO OMITTED - PREFERRED INCOME OPPORTUNITY FUND]

                                     Annual
                                     Report

                                November 30, 2002

                        web site: www.preferredincome.com